EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Syniverse Technologies, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2003 (the “Report”), I, Raymond L. Lawless, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 23, 2005	/s/ RAYMOND L. LAWLESS
Raymond L. Lawless
Chief Financial Officer

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-K/A or as a separate disclosure document.